UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported): June 1, 2013

Century Aluminum Company
(Exact Name of Registrant as Specified in Charter)

Delaware	1-34474	13-3070826
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One South Wacker Drive Suite 1000 Chicago, Illinois (Address of Principal Executive Offices)	60606 (Zip Code)
(312) 696-3101
(Registrant's telephone number, including area code)
2511 Garden Road; Building A, Suite 200; Monterey, California; 93940
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.01.  Completion of Acquisition or Disposition of Assets.
Acquisition of Sebree smelter
On June 1, 2013, our wholly owned subsidiary, Century Aluminum Sebree LLC ("Century Sebree"), acquired the Sebree aluminum smelter ("Sebree") from a subsidiary of Rio Tinto Alcan, Inc ("RTA"). Sebree, located in Robards, Kentucky, has an annual hot metal production capacity of 205,000 metric tons of primary aluminum and employs approximately 500 men and women. The purchase price for the acquisition was approximately $61 million (subject to customary working capital adjustments), of which we have paid approximately $48 million as of July 31, 2013. The remaining portion of the purchase price will be paid following the final determination of the applicable working capital adjustment, which will be determined based on the amount of working capital transferred to Century Sebree at closing versus a target working capital amount of $71 million. As part of the transaction, RTA retained all historical environmental liabilities of the Sebree smelter and has agreed to fully fund the pension plan being assumed by Century.
This Form 8-K/A amends the Current Report on Form 8-K that we filed on June 6, 2013, to include the required financial statements of Sebree and pro forma financial information described in Item 9.01 below.

Item 9.01.  Financial Statements and Exhibits.
(a) Financial Statements of Business Acquired.
The financial information required pursuant to Item 9.01(a) of Form 8-K for Sebree's audited carve-out financial statements as of December 31, 2012 and 2011 and for the fiscal years ended December 31, 2012, 2011 and 2010 are attached as Exhibit 99.1 and Exhibit 99.2. Sebree's unaudited carve-out financial statements as of March 31, 2013 and for the three month periods ended March 31, 2013 and 2012 are attached as Exhibit 99.3
(b) Pro forma Financial Information.
Our unaudited pro forma financial information required pursuant to Item 9.01(b) of Form 8-K as of March 31, 2013 and for the three months ended March 31, 2013 and for the year ended December 31, 2012 are attached as Exhibit 99.4
The unaudited pro forma financial information is provided for informational purposes only and is not necessarily indicative of what the actual results of operations would have been had the transactions taken place on the assumed dates; nor is it indicative of the future consolidated results of operations or financial position of the combined companies.

(d) Exhibits.

Exhibit Number	Description
99.1	Sebree's audited carve-out financial statements as of December 31, 2012, 2011 and 2010 and for the fiscal years ended December 31, 2012 and 2011
99.2	Sebree's audited carve-out financial statements as of December 31, 2011, 2010, 2009 and 2008 and for the fiscal years ended December 31, 2011, 2010 and 2009
99.3	Sebree's unaudited interim carve-out financial statements as of March 31, 2013 and December 31, 2012 and for the three month periods ended March 31, 2013 and 2012
99.4	Pro forma financial statements as of March 31, 2013 and for the three month periods ended March 31, 2013 and year ended December 31, 2012

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Century Aluminum Company

Date:	August 15, 2013	By:	/s/ Jesse E. Gary
Jesse E. Gary
Executive Vice President, General Counsel and Secretary